UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2009

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
________________	_____________________________	____________________
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

	ITEM 2.02	Results of Operations and Financial Conditions

          On February 9, 2009, Alliance One International, Inc. (the “Company”) filed a Form 12b-25 (the “Form 12b 25”) with the Securities and Exchange Commission which included a qualitative comparison of the Company’s results of operations for the three and nine months ended December 31, 2008 relative to its results of operations for the comparable periods of the prior fiscal year.  The Company incorporates the Form 12b-25 herein by reference.

	ITEM 9.01	Financial Statements and Exhibits

( c )	Exhibits

	Exhibit No.	Description
	99.1	Form 12b-25 of Alliance One International, Inc. dated February 9, 2009, which is incorporated by reference

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2009	Alliance One International, Inc.
Registrant

/s/ Joel Thomas
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Joel Thomas Vice President - Treasurer

Alliance One International, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Form 12b-25 of Alliance One International, Inc. dated February 9, 2009, which is incorporated by reference	5 - 6

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